Financial Supplement

Financial Information
as of September 30, 2007

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2007

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Preferred Shares (NYSE: PTP.A)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import.  Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change.  These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company's liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion.  As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation  to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
September 30, 2007

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows - Summary	9
b. Condensed Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Nine Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Nine Month Summary	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Net Realized Gains (Losses) on Investments - by Country	21

Loss Reserves:
a. Analysis of Losses and LAE	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets					Table of Contents
September 30, 2007
(amounts in thousands, except per share amounts)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Assets
Investments	$3,602,120	3,485,673	3,563,152	3,350,162	$3,367,474
Cash, cash equivalents and short-term investments	805,132	927,324	811,951	878,775	815,825
Reinsurance premiums receivable	299,295	336,865	364,173	377,183	385,052
Accrued investment income	33,917	35,714	32,597	32,682	30,356
Reinsurance balances (prepaid and recoverable)	43,340	43,877	57,069	67,636	79,639
Deferred acquisition costs	82,602	83,078	84,538	82,610	90,195
Funds held by ceding companies	165,495	227,507	235,319	238,499	249,359
Other assets	168,279	58,544	53,162	66,020	48,885

Total assets	$5,200,180	5,198,582	5,201,961	5,093,567	$5,066,785

Liabilities
Unpaid losses and loss adjustment expenses	$2,363,274	2,393,672	2,411,319	2,368,482	$2,358,801
Unearned premiums	358,915	354,918	361,147	349,792	399,524
Debt obligations	292,840	292,840	292,840	292,840	292,840
Commissions payable	105,725	118,805	134,749	140,835	143,672
Other liabilities	75,740	47,321	64,623	83,557	98,420
Total liabilities	3,196,494	3,207,556	3,264,678	3,235,506	3,293,257

Total shareholders' equity	2,003,686	1,991,026	1,937,283	1,858,061	1,773,528

Total liabilities and shareholders' equity	$5,200,180	5,198,582	5,201,961	5,093,567	$5,066,785

Book value per common share (a)	$32.09	30.35	29.58	28.33	$26.93

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:
September 30, 2007 - 62,053; June 30, 2007 - 81,759; March 31, 2007 - 81,759; December 31, 2006 -  86,937; September 30, 2006 - 93,080

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - Summary				Table of Contents
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006

Revenue
Net premiums earned	$290,310	339,609	871,076	$1,020,975
Net investment income	54,283	48,302	160,666	137,165
Net realized gains (losses) on investments	(864)	(57)	(2,521)	22
Other income (expense)	(659)	1,714	(3,645)	(1,927)

Total revenue	343,070	389,568	1,025,576	1,156,235

Expenses
Net losses and LAE	163,923	191,428	510,267	585,666
Net acquisition expenses	51,445	74,994	156,392	220,285
Other underwriting expenses	20,757	20,063	56,153	55,064
Corporate expenses	7,404	5,285	21,322	16,664
Net foreign currency exchange (gains) losses	(1,429)	228	(2,887)	(461)
Interest expense	5,457	5,452	16,368	16,352

Total expenses	247,557	297,450	757,615	893,570

Income before income tax expense	95,513	92,118	267,961	262,665

Income tax expense	4,210	7,195	13,175	18,958

Net income	91,303	84,923	254,786	243,707

Preferred dividends	2,602	2,602	7,806	7,780

Net income attributable to common shareholders	$88,701	82,321	246,980	$235,927

Basic
Weighted average common shares outstanding	58,946	59,537	59,572	59,287
Basic earnings per common share	$1.50	1.38	4.15	$3.98

Diluted
Adjusted weighted average common shares outstanding	66,710	66,520	67,294	66,273
Diluted earnings per common share	$1.37	1.28	3.79	$3.68

Comprehensive income
Net income	$91,303	84,923	254,786	$243,707
Other comprehensive income (loss), net of deferred taxes	23,719	53,941	178	(5,779)
Comprehensive income	$115,022	138,864	254,964	$237,928

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - by Quarter					Table of Contents
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Revenue
Net premiums earned	$290,310	295,918	284,848	315,726	$339,609
Net investment income	54,283	54,684	51,699	50,822	48,302
Net realized gains (losses) on investments	(864)	(1,639)	(18)	1,068	(57)
Other income (expense)	(659)	(2,206)	(780)	(945)	1,714

Total revenue	343,070	346,757	335,749	366,671	389,568

Expenses
Net losses and LAE	163,923	164,431	181,913	174,936	191,428
Net acquisition expenses	51,445	56,827	48,120	65,638	74,994
Other underwriting expenses	20,757	17,617	17,779	16,232	20,063
Corporate expenses	7,404	8,491	5,427	7,530	5,285
Net foreign currency exchange (gains) losses	(1,429)	(1,416)	(42)	(277)	228
Interest expense	5,457	5,456	5,455	5,453	5,452

Total expenses	247,557	251,406	258,652	269,512	297,450

Income before income tax expense	95,513	95,351	77,097	97,159	92,118

Income tax expense	4,210	4,701	4,264	11,209	7,195

Net income	91,303	90,650	72,833	85,950	84,923

Preferred dividends	2,602	2,602	2,602	2,602	2,602

Net income attributable to common shareholders	$88,701	88,048	70,231	83,348	$82,321

Basic
Weighted average common shares outstanding	58,946	60,061	59,718	59,621	59,537
Basic earnings per common share	$1.50	1.47	1.18	1.40	$1.38

Diluted
Adjusted weighted average common shares outstanding	66,710	67,857	67,257	67,091	66,520
Diluted earnings per common share	$1.37	1.34	1.08	1.28	$1.28

Comprehensive income
Net income	$91,303	90,650	72,833	85,950	$84,923
Other comprehensive income (loss), net of deferred taxes	23,719	(32,926)	9,385	2,208	53,941
Comprehensive income	$115,022	57,724	82,218	88,158	$138,864

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary					Table of Contents
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006

Earnings
Basic
Net income attributable to common shareholders	$88,701	82,321	246,980	$235,927

Diluted
Net income attributable to common shareholders	88,701	82,321	246,980	235,927
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	7,806	7,780

Adjusted net income for diluted earnings per share	$91,303	84,923	254,786	$243,707

Common Shares
Basic
Weighted average common shares outstanding	58,946	59,537	59,572	59,287

Diluted
Weighted average common shares outstanding	58,946	59,537	59,572	59,287
Effect of dilutive securities:
Conversion of preferred shares	5,053	5,750	5,223	5,750
Common share options	2,461	1,151	2,296	1,165
Restricted common shares and common share units	250	82	203	71

Adjusted weighted average common shares outstanding	66,710	66,520	67,294	66,273

Earnings Per Common Share
Basic earnings per common share	$1.50	1.38	4.15	$3.98

Diluted earnings per common share	$1.37	1.28	3.79	$3.68

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter					Table of Contents
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Earnings
Basic
Net income attributable to common shareholders	$88,701	88,048	70,231	83,348	$82,321

Diluted
Net income attributable to common shareholders	88,701	88,048	70,231	83,348	82,321
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	2,602	2,602	2,602

Adjusted net income for diluted earnings per share	$91,303	90,650	72,833	85,950	$84,923

Common Shares
Basic
Weighted average common shares outstanding	58,946	60,061	59,718	59,621	59,537

Diluted
Weighted average common shares outstanding	58,946	60,061	59,718	59,621	59,537
Effect of dilutive securities:
Conversion of preferred shares	5,053	5,086	5,574	5,673	5,750
Common share options	2,461	2,526	1,816	1,666	1,151
Restricted common shares and common share units	250	184	149	131	82

Adjusted weighted average common shares outstanding	66,710	67,857	67,257	67,091	66,520

Earnings Per Common Share
Basic earnings per common share	$1.50	1.47	1.18	1.40	$1.38

Diluted earnings per common share	$1.37	1.34	1.08	1.28	$1.28

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share					Table of Contents
September 30, 2007

	Conversion	Conversion
	Multiple /	Amount	Shares		Book Value Per
	Strike Price	($000)	(000)		Common Share

Total shareholders' equity as of September 30, 2007		$ 2,003,686
Equity from issuance of preferred shares		(167,509)
Book value per common share		$ 1,836,177	57,211	(a)	$ 32.09

Preferred shares:
Conversion of preferred shares to common shares	0.8653	167,509	4,976	(b)	0.12

Common share options:
The Travelers Companies, Inc.	27.00	-	1,492		(0.71)
RenaissanceRe	27.00	-	622		(0.29)

Management and directors' options	26.11 (c)	76,750	2,939		(0.26)

Directors' and officers' restricted common share units		-	616		(0.29)

Fully converted book value per common share as of September 30, 2007		$ 2,080,436	67,856		$ 30.66

(a) As of September 30, 2007 there were 57,210,877 common shares issued and outstanding.  Included in this number were 62,053 of restricted common shares issued but unvested.
(b) On February 15, 2009, the mandatory conversion date of the preferred shares, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009.  The fully converted book value above has been calculated on this basis assuming a conversion date of September 30, 2007.  However, if any preferred shares are actually tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874.  If the conversion rate of 0.7874  had been used above, the number of common shares issued in conversion would be 4,528,000.
(c) Weighted average strike price of options with a price below $35.96, the closing share price at September 30, 2007.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - Summary				Table of Contents
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006

Net cash provided by operating activities	$130,349	122,893	343,815	$459,998

Net cash used in investing activities	(175,487)	(54,769)	(307,548)	(498,180)

Net cash used in financing activities	(105,807)	(5,631)	(116,389)	(9,241)

Net increase (decrease) in cash and cash equivalents	$(150,945)	62,493	(80,122)	$(47,423)

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - by Quarter					Table of Contents
($ in thousands)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Net cash provided by operating activities	$130,349	93,920	119,546	66,803	$122,893

Net cash provided by (used in) investing activities	(175,487)	31,092	(163,153)	18,157	(54,769)

Net cash used in financing activities	(105,807)	(6,189)	(4,393)	(6,631)	(5,631)

Net increase (decrease) in cash and cash equivalents	$(150,945)	118,823	(48,000)	78,329	$62,493

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary								Table of Contents
($ in thousands)

	Three Months Ended September 30, 2007				Three Months Ended September 30, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$142,549	141,214	8,369	$292,132	$83,018	202,302	12,680	$298,000

Net premiums earned	128,380	153,938	7,992	290,310	97,686	214,427	27,496	339,609

Net losses and LAE	43,396	110,365	10,162	163,923	17,181	149,698	24,549	191,428
Net acquisition expenses	18,549	33,403	(507)	51,445	14,895	54,503	5,596	74,994
Other underwriting expenses	12,086	8,304	367	20,757	8,608	9,464	1,991	20,063
Total underwriting expenses	74,031	152,072	10,022	236,125	40,684	213,665	32,136	286,485

Segment underwriting income (loss)	$54,349	1,866	(2,030)	54,185	$57,002	762	(4,640)	53,124

Net investment income				54,283				48,302
Net realized losses on investments				(864)				(57)
Net foreign currency exchange gains (losses)				1,429				(228)
Other income (expense)				(659)				1,714
Corporate expenses not allocated to segments				(7,404)				(5,285)
Interest expense				(5,457)				(5,452)

Income before income tax expense				$95,513				$92,118

GAAP underwriting ratios:
Loss and LAE	33.8%	71.7%	127.2%	56.5%	17.6%	69.8%	89.3%	56.4%
Acquisition expense	14.4%	21.7%	(6.3%)	17.7%	15.2%	25.4%	20.4%	22.1%
Other underwriting expense	9.4%	5.4%	4.6%	7.1%	8.8%	4.4%	7.2%	5.9%
Combined	57.6%	98.8%	125.5%	81.3%	41.6%	99.6%	116.9%	84.4%

Statutory underwriting ratios:
Loss and LAE	33.8%	71.7%	127.2%	56.5%	17.6%	69.8%	89.3%	56.4%
Acquisition expense	14.2%	21.9%	(5.0%)	17.4%	15.9%	25.7%	11.7%	22.4%
Other underwriting expense	8.5%	5.9%	4.4%	7.1%	10.4%	4.7%	15.7%	6.7%
Combined	56.5%	99.5%	126.6%	81.0%	43.9%	100.2%	116.7%	85.5%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Nine Month Summary								Table of Contents
($ in thousands)

	Nine Months Ended September 30, 2007				Nine Months Ended September 30, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$399,429	455,945	23,398	$878,772	$333,906	583,950	(16,816)	$901,040

Net premiums earned	373,226	471,802	26,048	871,076	342,322	573,168	105,485	1,020,975

Net losses and LAE	149,265	340,740	20,262	510,267	104,876	394,087	86,703	585,666
Net acquisition expenses	50,748	105,499	145	156,392	55,783	141,025	23,477	220,285
Other underwriting expenses	32,696	21,463	1,994	56,153	27,642	23,487	3,935	55,064
Total underwriting expenses	232,709	467,702	22,401	722,812	188,301	558,599	114,115	861,015

Segment underwriting income (loss)	$140,517	4,100	3,647	148,264	$154,021	14,569	(8,630)	159,960

Net investment income				160,666				137,165
Net realized gains (losses) on investments				(2,521)				22
Net foreign currency exchange gains				2,887				461
Other expense				(3,645)				(1,927)
Corporate expenses not allocated to segments				(21,322)				(16,664)
Interest expense				(16,368)				(16,352)

Income before income tax expense				$267,961				$262,665

GAAP underwriting ratios:
Loss and LAE	40.0%	72.2%	77.8%	58.6%	30.6%	68.8%	82.2%	57.4%
Acquisition expense	13.6%	22.4%	0.6%	18.0%	16.3%	24.6%	22.3%	21.6%
Other underwriting expense	8.8%	4.5%	7.7%	6.4%	8.1%	4.1%	3.7%	5.4%
Combined	62.4%	99.1%	86.1%	83.0%	55.0%	97.5%	108.2%	84.4%

Statutory underwriting ratios:
Loss and LAE	40.0%	72.2%	77.8%	58.6%	30.6%	68.8%	82.2%	57.4%
Acquisition expense	13.7%	22.1%	2.2%	17.8%	16.1%	24.5%	106.6%	19.9%
Other underwriting expense	8.2%	4.7%	8.5%	6.4%	8.3%	4.0%	(23.4%)	6.1%
Combined	61.9%	99.0%	88.5%	82.8%	55.0%	97.3%	165.4%	83.4%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter					Table of Contents
($ in thousands)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Net premiums written	$142,549	119,226	137,654	91,023	$83,018

Net premiums earned	128,380	125,136	119,710	106,637	97,686

Net losses and LAE	43,396	43,242	62,627	41,024	17,181
Net acquisition expenses	18,549	16,264	15,935	15,122	14,895
Other underwriting expenses	12,086	10,582	10,028	12,245	8,608
Total underwriting expenses	74,031	70,088	88,590	68,391	40,684

Segment underwriting income	$54,349	55,048	31,120	38,246	$57,002

GAAP underwriting ratios:
Loss and LAE	33.8%	34.6%	52.3%	38.5%	17.6%
Acquisition expense	14.4%	13.0%	13.3%	14.2%	15.2%
Other underwriting expense	9.4%	8.5%	8.4%	11.5%	8.8%
Combined	57.6%	56.1%	74.0%	64.2%	41.6%

Statutory underwriting ratios:
Loss and LAE	33.8%	34.6%	52.3%	38.5%	17.6%
Acquisition expense	14.2%	14.1%	12.9%	13.7%	15.9%
Other underwriting expense	8.5%	8.9%	7.3%	13.5%	10.4%
Combined	56.5%	57.6%	72.5%	65.7%	43.9%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter					Table of Contents
($ in thousands)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Net premiums written	$141,214	162,548	152,183	173,725	$202,302

Net premiums earned	153,938	163,845	154,019	191,173	214,427

Net losses and LAE	110,365	117,993	112,382	128,728	149,698
Net acquisition expenses	33,403	40,061	32,035	47,692	54,503
Other underwriting expenses	8,304	6,442	6,717	3,535	9,464
Total underwriting expenses	152,072	164,496	151,134	179,955	213,665

Segment underwriting income (loss)	$1,866	(651)	2,885	11,218	$762

GAAP underwriting ratios:
Loss and LAE	71.7%	72.0%	73.0%	67.3%	69.8%
Acquisition expense	21.7%	24.5%	20.8%	24.9%	25.4%
Other underwriting expense	5.4%	3.9%	4.4%	1.8%	4.4%
Combined	98.8%	100.4%	98.2%	94.0%	99.6%

Statutory underwriting ratios:
Loss and LAE	71.7%	72.0%	73.0%	67.3%	69.8%
Acquisition expense	21.9%	23.3%	21.0%	25.3%	25.7%
Other underwriting expense	5.9%	4.0%	4.4%	2.0%	4.7%
Combined	99.5%	99.3%	98.4%	94.6%	100.2%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter					Table of Contents
($ in thousands)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Net premiums written	$8,369	5,949	9,080	10,825	$12,680

Net premiums earned	7,992	6,937	11,119	17,916	27,496

Net losses and LAE	10,162	3,196	6,904	5,184	24,549
Net acquisition expenses	(507)	502	150	2,824	5,596
Other underwriting expenses	367	593	1,034	452	1,991
Total underwriting expenses	10,022	4,291	8,088	8,460	32,136

Segment underwriting income (loss)	$(2,030)	2,646	3,031	9,456	$(4,640)

GAAP underwriting ratios:
Loss and LAE	127.2%	46.1%	62.1%	28.9%	89.3%
Acquisition expense	(6.3%)	7.2%	1.3%	15.8%	20.4%
Other underwriting expense	4.6%	8.5%	9.3%	2.5%	7.2%
Combined	125.5%	61.8%	72.7%	47.2%	116.9%

Statutory underwriting ratios:
Loss and LAE	127.2%	46.1%	62.1%	28.9%	89.3%
Acquisition expense	(5.0%)	11.2%	2.8%	13.0%	11.7%
Other underwriting expense	4.4%	10.0%	11.4%	4.2%	15.7%
Combined	126.6%	67.3%	76.3%	46.1%	116.7%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information				Table of Contents
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006

Property and Marine
Excess-of-loss	$121,607	65,828	341,493	$242,654
Proportional	20,942	17,190	57,936	91,252
Subtotal Property and Marine	142,549	83,018	399,429	333,906
Casualty
Excess-of-loss	123,226	180,723	405,945	508,213
Proportional	17,988	21,579	50,000	75,737
Subtotal Casualty	141,214	202,302	455,945	583,950
Finite Risk
Excess-of-loss	6,868	9,953	19,275	40,846
Proportional	1,501	2,727	4,123	(57,662)
Subtotal Finite Risk	8,369	12,680	23,398	(16,816)
Combined Segments
Excess-of-loss	251,701	256,504	766,713	791,713
Proportional	40,431	41,496	112,059	109,327
Total	$292,132	298,000	878,772	$901,040

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Property and Marine
United States	$81,794	63,821	228,107	$210,381
International	60,755	19,197	171,322	123,525
Subtotal Property and Marine	142,549	83,018	399,429	333,906
Casualty
United States	123,033	187,012	395,640	525,651
International	18,181	15,290	60,305	58,299
Subtotal Casualty	141,214	202,302	455,945	583,950
Finite Risk
United States	8,369	10,687	23,138	(28,759)
International	-	1,993	260	11,943
Subtotal Finite Risk	8,369	12,680	23,398	(16,816)
Combined Segments
United States	213,196	261,520	646,885	707,273
International	78,936	36,480	231,887	193,767
Total	$292,132	298,000	878,772	$901,040

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary						Table of Contents
($ in thousands)

	Three Months Ended September 30, 2007			Three Months Ended September 30, 2006
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$7,437	7,437	7,453	8,696	8,696	$10,148
North American Property Catastrophe	47,872	45,169	40,626	36,613	26,025	18,858
North American Property Risk	23,598	21,636	20,703	27,762	24,402	21,042
Other Property	7,935	7,935	7,852	7,085	4,699	7,292
Marine / Aviation Proportional	1,797	1,797	1,358	832	(33)	1,257
Marine / Aviation Excess	6,851	6,828	7,176	7,102	8,005	8,202
International Property Proportional	10,305	10,305	12,208	2,709	2,709	7,227
International Property Catastrophe	35,910	36,199	26,181	7,278	6,210	18,540
International Property Risk	5,243	5,243	4,823	2,305	2,305	5,120
Subtotal	146,948	142,549	128,380	100,382	83,018	97,686

Casualty
Clash	6,348	6,348	6,718	6,244	6,244	6,373
1st Dollar GL	7,934	7,934	8,243	9,398	9,398	13,785
1st Dollar Other	394	394	891	1,401	1,401	1,132
Casualty Excess	97,532	97,533	104,714	156,098	156,098	156,691
Accident & Health	8,931	8,931	11,773	9,682	9,589	12,786
International Casualty	10,083	10,083	11,923	8,637	8,637	11,529
International Motor	1,197	1,196	1,078	941	941	959
Financial Lines	8,795	8,795	8,598	9,994	9,994	11,172
Subtotal	141,214	141,214	153,938	202,395	202,302	214,427

Finite Risk
Finite Property	(4)	(3)	(3)	7,090	2,922	3,115
Finite Casualty	8,372	8,372	7,995	9,858	9,858	24,481
Finite Accident & Health	-	-	-	(100)	(100)	(100)
Subtotal	8,368	8,369	7,992	16,848	12,680	27,496

Total	$296,530	292,132	290,310	319,625	298,000	$339,609

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Nine Month Summary						Table of Contents
($ in thousands)

	Nine Months Ended September 30, 2007			Nine Months Ended September 30, 2006
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$21,747	21,747	21,397	50,559	50,559	$59,027
North American Property Catastrophe	124,005	112,992	105,692	100,039	59,741	64,374
North American Property Risk	68,833	63,643	60,393	82,425	69,401	70,689
Other Property	30,851	30,851	29,302	33,067	30,681	33,041
Marine / Aviation Proportional	8,144	8,144	3,952	(631)	(631)	4,657
Marine / Aviation Excess	25,428	25,305	25,175	24,732	24,732	23,349
International Property Proportional	29,480	29,480	31,633	24,724	24,724	18,131
International Property Catastrophe	91,988	91,067	80,196	77,952	58,005	54,770
International Property Risk	16,200	16,200	15,486	16,694	16,694	14,284
Subtotal	416,676	399,429	373,226	409,561	333,906	342,322

Casualty
Clash	18,703	18,703	18,725	19,906	19,906	19,694
1st Dollar GL	14,051	14,051	20,910	33,364	33,364	35,957
1st Dollar Other	1,948	1,948	3,174	2,920	2,920	2,830
Casualty Excess	315,454	315,454	328,014	417,232	417,232	395,868
Accident & Health	38,273	38,219	35,870	34,943	34,850	48,836
International Casualty	34,737	34,737	35,690	35,203	35,203	32,486
International Motor	3,200	3,203	3,124	2,847	2,864	2,695
Financial Lines	29,630	29,630	26,295	37,611	37,611	34,802
Subtotal	455,996	455,945	471,802	584,026	583,950	573,168

Finite Risk
Finite Property	(1,742)	201	201	17,611	9,585	9,151
Finite Casualty	23,197	23,197	25,847	(26,792)	(26,792)	95,943
Finite Accident & Health	-	-	-	391	391	391
Subtotal	21,455	23,398	26,048	(8,790)	(16,816)	105,485

Total	$894,127	878,772	871,076	984,797	901,040	$1,020,975

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings					Table of Contents

	As of and for the Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Key Ratios

Combined ratio (%)	81.3%	80.8%	87.0%	81.3%	84.4%

Invested assets to shareholders' equity ratio	2.2:1	2.22:1	2.26:1	2.28:1	2.36:1

Debt to total capital (%)	12.8%	12.8%	13.1%	13.6%	14.2%

Net premiums written (annualized) to shareholders' equity	0.58	0.58	0.62	0.59	0.67

Share Data
Book value per common share (a)	$32.09	$30.35	$29.58	$28.33	$26.93

Common shares outstanding (000's)	57,211	60,077	59,826	59,672	59,639

Market Price Per Common Share
High	$36.39	$35.71	$32.76	$31.41	$31.11
Low	31.02	31.63	29.81	29.51	27.34
Close	$35.96	$34.75	$32.08	$30.94	$30.83

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	155	153	155	160	155

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:
September 30, 2007 - 62,053; June 30, 2007 - 81,759; March 31, 2007 - 81,759; December 31, 2006 -  86,937; September 30, 2006 - 93,080

Platinum Underwriters Holdings, Ltd.
Investment Portfolio				Table of Contents
($ in thousands)
	September 30, 2007		December 31, 2006
	Fair Market	Weighted Average	Fair Market	Weighted Average
	Value	Book Yield	Value	Book Yield

Securities
U.S. Government	$126,349	4.5%	$153,794	4.4%
Corporate bonds	1,689,652	4.9%	1,527,211	4.5%
Mortgage-backed and asset-backed securities	1,366,967	5.2%	1,328,967	5.1%
Municipal bonds	229,777	3.2%	197,598	3.0%
Foreign governments and states	179,708	4.2%	127,075	3.9%
Total Fixed Maturities	3,592,453	4.9%	3,334,645	4.6%
Preferred Stocks	9,667	6.3%	10,772	5.1%
Total	$3,602,120	4.9%	$3,345,417	4.6%

	September 30, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades*
Aaa	$2,507,813	69.6%	$2,068,357	61.8%
Aa	515,887	14.3%	512,978	15.3%
A	446,400	12.4%	670,974	20.1%
Baa	132,020	3.7%	93,108	2.8%
Total	$3,602,120	100.0%	$3,345,417	100.0%

Credit Quality
Weighted average credit quality	Aa1		Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments - by Country				Table of Contents
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006

Net Realized Capital Gains (Losses)
United States	$(114)	(59)	(217)	$20
United Kingdom	543	-	(552)	(2)
Bermuda	(1,293)	2	(1,752)	4
Total	$(864)	(57)	(2,521)	$22

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE								Table of Contents
($ in thousands)

	Analysis of Losses and LAE
	Nine Months Ended September 30, 2007 (a)				Year Ended December 31, 2006 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$519,095	7,062	$512,033	100.3%	$752,093	31,504	$720,589	94.7%
Change in unpaid losses and LAE	(17,300)	(15,534)	(1,766)		26,743	(13,270)	40,013
Losses and LAE incurred	$501,795	(8,472)	$510,267		$778,836	18,234	$760,602

	Analysis of Unpaid Losses and LAE

	As of September 30, 2007				As of December 31, 2006
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$670,716	21,221	$649,495	27.8%	$719,847	21,597	$698,250	30.0%
Incurred but not reported	1,692,558	5,715	1,686,843	72.2%	1,648,635	20,658	1,627,977	70.0%
Unpaid losses and LAE	$2,363,274	26,936	$2,336,338	100.0%	$2,368,482	42,255	$2,326,227	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $ 12,092 and $ 215, respectively

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $17,749 and $190, respectively

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions								Table of Contents
($ in thousands)

	Three Months Ended September 30, 2007				Three Months Ended September 30, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$10,822	(896)	(2,464)	7,462	13,277	(582)	55	$12,750
Net premium adjustments related to loss development	-	-	-	-	-	-	-	-
Net commission adjustments related to loss development	(1,540)	2,968	1,054	2,482	(1,436)	291	122	(1,023)
Net favorable (unfavorable) development	9,282	2,072	(1,410)	9,944	11,841	(291)	177	11,727

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	3,075	(58)	-	3,017	12,902	-	(4,000)	8,902
Net premium adjustments related to loss development	455	-	-	455	(649)	-	-	(649)
Net commission adjustments related to loss development	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	3,530	(58)	-	3,472	12,253	-	(4,000)	8,253

Total net favorable (unfavorable) development	$12,812	2,014	(1,410)	13,416	24,094	(291)	(3,823)	$19,980

	Nine Months Ended September 30, 2007				Nine Months Ended September 30, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$23,799	2,511	2,762	29,072	43,723	312	(5,920)	$38,115
Net premium adjustments related to loss development	-	-	-	-	-	-	-	-
Net commission adjustments related to loss development	(1,075)	4,551	(1,248)	2,228	(2,460)	1,725	447	(288)
Net favorable (unfavorable) development	22,724	7,062	1,514	31,300	41,263	2,037	(5,473)	37,827

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	17,049	(35)	1,585	18,599	(152)	-	(4,380)	(4,532)
Net premium adjustments related to loss development	(504)	-	109	(395)	(1,341)	-	124	(1,217)
Net commission adjustments related to loss development	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	16,545	(35)	1,694	18,204	(1,493)	-	(4,256)	(5,749)

Total net favorable (unfavorable) development	$39,269	7,027	3,208	49,504	39,770	2,037	(9,729)	$32,078

Platinum Underwriters Holdings, Ltd.								Table of Contents
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of September 30, 2007
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$213		209	390	376	499	$475
United States	Earthquake	113		113	350	307	409	381
Pan-European	Windstorm	166		166	337	337	390	390
Japan	Earthquake	12		12	103	103	245	245
Japan	Typhoon	$7		7	91	78	131	$111

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$15	-	52
Category 4 U.S. / Caribbean Hurricane		31	-	124
Magnitude 6.9 California Earthquake		0	-	13
Magnitude 7.5 California Earthquake		$2	-	85

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.